UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K
___________________________________

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 12, 2009

AMERICAN ENERGY PRODUCTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-52812	74-2945581
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

6073 Hwy 281 South
Mineral Wells, Texas 76067
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 940-445-0698

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Section 1 -- Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 12, 2009 but effective December 31, 2008, Bent Arch Petroleum, Inc. (“Bend Arch”), a wholly-owned subsidiary of Registrant, executed a Fourth Modification and Extension Agreement (the “Fourth Extension”) in relation to a $2,000,000 Promissory Note (Note”) that was due and payable on December 31, 2008.  The Note is issued to Proco Operating Co., Inc. (“Proco”), a company controlled by the brother of the Company’s Chief Executive Officer and a director.  The purpose of the Note is to secure payment for oil and gas leases and wells located in Comanche and Eastland counties in the State of Texas sold to Bend Arch by Proco on June 15, 2004.  The Note replaced a $2,000,000 convertible debenture dated January 5, 2004.

The original term of the Note included (i) the payment of interest at a rate of eight percent (8%) per annum (ii) principal and interest due and payable on July 25, 2007 (iii) no prepayment penalty (iv) payment made in excess of sixty (60) days after the due date of July 25, 2007 is a default of the Note and Bend Arch will forfeit all ownership of the related leases and wells and relinquish operations on the lease and wells to Proco, and (v) upon a default of the Note, Bend Arch will vacate the leases with no rights of ownership and execute the necessary documents to transfer the leases and wells to Proco or its assigns.

On July 25, 2007, Bend Arch and Proco executed a Modification and Extension Agreement (the “First Extension”) that modified the terms of the Note as follows:
•	The maturity date of the Note was extended to September 25, 2007.
•
Bend Arch covenanted that as long as the Note is outstanding and unpaid, no transfer, assignment or sale of the underlying leases and wells securing the payment of the Note will be allowed without the written approval of Proco.

On September 25, 2007, Bend Arch and Proco executed a Modification and Extension Agreement (the “Second Extension”) that modified the terms of the Note as follows:
•	The maturity date of the Note was extended to March 31, 2008.

On March 15, 2008, Bend Arch and Proco executed a Modification and Extension Agreement (the “Third Extension”) that modified the terms of the Note as follows:
•	The maturity date of the Note was extended to December 31, 2008.

The Fourth Extension modifies the terms of the Note as follows:
•	The maturity date of the note is extended to December 31, 2009.

All other terms and conditions of the Note, the First Extension and the Second Extension remain the same.  The documents comprising the above items are filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Fourth Modification and Extension Agreement dated March 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ENERGY PRODUCTION, INC.

Date: March 12, 2009	By:	/s/ Charles Bitters
Charles Bitters
Chief Executive Officer